AA 3328                                                                   Page 1

Principal
  Financial
  Group
  Logo

                                                   Life Insurance Conversion and
Mailing Address:              Principal Life       Guaranteed Purchase Option
Des Moines, IA 50392-0001     Insurance Company    Application

PART A

1. PERSONAL INFORMATION ABOUT PROPOSED INSURED
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Name (First, Middle, Last)           Policy Number       Social Security Number
                                                                -      -
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Street Address                  Date of Birth      Birthplace (State or Country)
                                                              /       /
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City, State, Zip Code                Driver's License Number        State Issued

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Home Phone Number                    Work Phone Number
(       )                            (      )
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2. CONVERSION/GUARANTEED PURCHASE OPTION (GPO) INFORMATION
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Convert:  __ Policy   __ Rider  __ EPO   __ Spouse Term   __ Family/Child Term
  __ Convert full guaranteed amount
  __ Convert $_______________with remaining amount: __ Continued  __ Canceled
  __ Convert full guaranteed amount and apply for additional underwritten coverage
  __ Surrender dividends or conversion credits to apply to cost of change
     Balance to:  __ Refund   __ Unscheduled Premium
Exercise of GPO:
  __ As of option date
  __ Advance Purchase due to:  __ Marriage __ Birth or legal adoption of child -
                                                Date      /      /
  __ Exercise of GPO as above and apply for additional underwritten coverage

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3. BASIC COVERAGE TO BE
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Product___________________________   Policy Mode Premium $______________________
Face Amount (excluding supplemental  Direct Mode: (choose one)
benefit/riders)
 $____________________________   __Annual __Semi Annual __Quarterly __Single Pay
                                 __EFT (complete EFT form + attach sample check)
Death Benefit Option if applicable:  List Bill: Reference Number________________
 __Option 1 - Level Face Amount     __Annual __Semi Annual __Quarterly __Monthly
 __Option 2 - Face + Accumulated Value  Unscheduled Premium $___________________
 __Option 3 - Face + Premiums Paid      Unscheduled Mode Premium $______________

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4. BENEFITS/RIDERS (Some riders are product specific)
--------------------------------------------------------------------------------

__Accidental death - Amount $________                      __Four Year Term
__Accounting Benefit                                       __Guaranteed Increase Option - Amount $_____________
__Automatic Premium Loan - AL only                         __Payor Death or Disability
   (N/A with EFT mode)                                     __Policy Split Option
__Change of Insured                                        __Salary Increase - Amount $________________________
__Children Term - Amount $___________                      __Single Life Term - Amount $_______________________
   (If tele-app, no supplemental application required)     __Spouse Term - Amount $____________________________
__Cost of Living/Increase Option                           __Supplemental Benefit $____________________________
   Bill for: __Contractual (Indexed)                       __Waiver Disability Benefit
             __Liberalized (Percentage)                    __Waiver of Monthly Deductions/Monthly Policy Charges
__Extra Protection Increase -                              __Waiver of Scheduled Premium/Specified Premium
   Amount $__________________________

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

AA 3328                                                                   Page 2


                                                   Life Insurance Conversion and
Mailing Address:             Principal Life        Guaranteed Purchase Option
Des Moines, IA 50392-0001    Insurance Company     Application

Proposed Insured________________________________________________________________
D.O.B.  ____/____/____   Policy Number__________________________________________

5. DIVIDEND OPTIONS - AL only
--------------------------------------------------------------------------------
__ Policy Improvement  __Reduce Unscheduled    __Accumulate at Interest  __Cash
__ Plan Enhancement    __Additional Insurance  __Reduce Premium
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6. OWNERSHIP INFORMATION (If trust, provide name/date of trust)
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Name                                 Relationship to Insured

--------------------------------------------------------------------------------
Address                              Taxpayer ID Number

--------------------------------------------------------------------------------
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City, State, Zip Code                D.O.B.

--------------------------------------------------------------------------------
Joint Owner
--------------------------------------------------------------------------------
Name                                 Relationship to Insured

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Address                              Taxpayer ID Number

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
City, State, Zip Code                D.O.B.

--------------------------------------------------------------------------------
Contingent Owner
--------------------------------------------------------------------------------
Name                                 Relationship to Insured

--------------------------------------------------------------------------------
7. BENEFICIARY INFORMATION
--------------------------------------------------------------------------------
Name (Primary)                       Relationship to Insured

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent Beneficiary (Name and Relationship)

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

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Single Life Term Rider Beneficiary (Name and Relationship)

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__Proceeds to be left at interest. Beneficiary to have election and withdrawal rights.
    Pay interest: __ Monthly  __ Quarterly  __ Semi-Annually  __  Annually
-------------------------------------------------------------------------------
8. SPOUSE TERM/PAYOR BENEFITS (Complete only if this coverage is applied for)
-------------------------------------------------------------------------------
Name (First, Middle, Last)           Sex        __ Nonsmoker      Date of Birth
                                     __ M __ F  __ Smoker            /   /
-----------------------------------                              ---- --- ----

Birthplace                 Driver's License Number   State Issued    Social Security Number
                                                                          -      -
-------------------------  -----------------------   ------------    -----  -----  ------

Unless changed, the beneficiary under the Spouse Term Rider is the insured, if living, otherwise the estate of the spouse. While the insured lives, the owner of this policy also owns the Spouse Term Rider. On the death of the insured, the spouse is the owner of the Spouse Term Rider.
--------------------------------------------------------------------------------
Spouse/Payor Instructions:
Telephone App Process: Part B (insurability questions) will be completed by telephone.
Paper App Process: Complete a separate Part B.
--------------------------------------------------------------------------------

AA 3328                                                                  Page 3


                                                 Life Insurance Conversion and
Mailing Address:            Principal Life       Guaranteed Purchase Option
Des Moines, IA 50392-0001   Insurance Company    Application

Proposed Insured________________________________________________________________
D.O.B.  ____ /____ /____     Policy Number______________________________________

9. OTHER LIFE INSURANCE
--------------------------------------------------------------------------------
Other life insurance or annuities in force or applied for?        __ Yes   __ No
(If yes, list all other life insurance or annuities in force or currently being applied for.)
--------------------------------------------------------------------------------

                                                           *Amount                             Product/Purpose
    Insured's                                              PENDING        ADB     Year     (Business or Personal)?
      Name                Company           Amount       with other     amount     of         If business, type
                                                          companies               issue  (Key Person, Buy-Sell, etc.)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

10. REPLACEMENT
--------------------------------------------------------------------------------
Will this insurance replace or affect any other life or annuity contract for any person proposed for coverage (including pending coverage provided with a binding
receipt)?                                                        __ Yes   __ No
If yes, enclose replacement forms (if applicable) and provide company name(s) ____________________________and policy number(s)________________________________
*If coverage is PENDING with other companies, will all pending coverage be
  accepted?                                                      __ Yes   __ No
Explain
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

11. TOBACCO OR NICOTINE USAGE
--------------------------------------------------------------------------------
In the last ten years have you used any tobacco or nicotine products? __Yes __No (Indicate date last used and amount per day)
a. __cigarettes____________________  d. __pipe__________________________________
b. __cigars________________________  e. __chewing tobacco/snuff_________________
c. __nicotine patch/gum____________  f. __other_________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           IF TELEPHONE APP, ANSWER QUESTION 12 AND PROCEED TO PART C
                  IF PAPER APP, STOP HERE AND PROCEED TO PART B
-------------------------------------------------------------------------------
12. MEDICAL QUESTION (Complete if telephone application process; otherwise, complete Part B)
--------------------------------------------------------------------------------

Within the last ten years, has any proposed insured (includes primary insured, spouse, payor and children) been treated for, or diagnosed as having a heart condition, chest pain, stroke, cancer, diabetes, alcohol abuse or drug
dependency? (If yes, explain below)                               __ Yes  __ No

     Proposed              Details (including dates and healthcare provider's name/address)
  Insured's Name

----------------------     ---------------------------------------------------------------------------------------------
                           ---------------------------------------------------------------------------------------------

----------------------     ---------------------------------------------------------------------------------------------
                           ---------------------------------------------------------------------------------------------

----------------------     ---------------------------------------------------------------------------------------------
                           ---------------------------------------------------------------------------------------------

----------------------     ---------------------------------------------------------------------------------------------
                           ---------------------------------------------------------------------------------------------

----------------------     ---------------------------------------------------------------------------------------------
                           ---------------------------------------------------------------------------------------------

----------------------     ---------------------------------------------------------------------------------------------

----------------------     ---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

          IF TELEPHONE APPLICATION, PROCEED TO PART C (Signature Page)

AA 3328                       -- CONTINUED --                             Page 8


                                                Life Insurance Conversion and
Mailing Address:            Principal Life     Guaranteed Purchase Option
Des Moines, IA 50392-0001   Insurance Company  Application

PART C - AGREEMENT/AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION
-------------------------------------------------------------------------------

("Company" means Principal Life Insurance Company)

AGREEMENT

Statements In Application: I represent that all statements in this application are true and complete and were correctly recorded before I signed my name below. I understand and agree that the statements in the application, including statements by the Proposed Insured in any medical questionnaire that becomes a part of this application, shall be the basis of any insurance issued. I also understand that misrepresentations can mean denial of an otherwise valid claim and rescission of the policy during the contestable period.

When Insurance Effective: Except as may be provided by the Conditional Receipt, I understand and agree that the Company shall incur no liability unless: (1) a policy issued on this application has been physically delivered to and accepted by the owner and any required premium paid; and (2) at the time of such delivery and payment, the person to be insured is actually in the state of health and insurability represented in this application, medical questionnaire, or amendment that becomes a part of this application; and (3) the Part D of the completed Tele-App interview or the Delivery Receipt form is signed by me and the Proposed Insured (if different than me) and dated at delivery. If these conditions are met, the policy is deemed effective on the Policy Date stated in the policy.

Limitation of Authority: I understand and agree that no agent, broker, licensed representative, telephone interviewer, or medical examiner has any authority to determine insurability, or to make, change or discharge any contract, or to waive any of the Company's rights. The Company's right to truthful and complete answers to all questions on this application and on any medical questionnaire that becomes a part of this application may not be waived. No knowledge of any fact on the part of any agent, broker, licensed representative, telephone interviewer, medical examiner or other person shall be considered knowledge of the Company unless such fact is stated in the application.

C.O.D. or Advance Premium Paid:
__  This application is C.O.D. or    __ I have  paid $__________________________
as an advance premium with this application which is no less than one month's advance premium. If money was paid, I have been given the Conditional Receipt. In return I have read, understand, and agree to its terms.


CONSENT TO BE INSURED BY EMPLOYER If your employer is the owner and beneficiary on this application: I agree to allow my employer to purchase insurance on my life. I understand that my employer will have all present and future rights of ownership and will also be the beneficiary of the policy. There is no obligation, on my part, to pay the policy premiums. I acknowledge that as an employee, the employer has an insurable interest in my life. I understand and agree that my administrators, estate, heirs and assignees have no rights to any policy proceeds. I further authorize my employer to increase the amount of insurance on my life in the future without another consent from me and without further notice to me as long as I am employed by the employer. I consent to and authorize my employer or its successors to continue to be the owner and beneficiary of this policy(s) indefinitely including after the end of my employment by the employer.

AUTHORIZATION I authorize any doctor, hospital, clinic, health care provider, pharmacy benefit manager, insurance (or reinsuring) company, consumer reporting agency, insurance agent, broker, licensed representative, or any other organization, institution or person having personal information (including physical, mental, drug or alcohol use history) regarding me or any named proposed insured, to provide to the Company, its representatives or reinsurers, any such data. I authorize the Company to conduct a telephone interview in connection with my application for insurance.

AA 3328                      HOME OFFICE COPY                             Page 9
AUTHORIZATION (CONTINUED)
--------------------------------------------------------------------------------

I authorize the Medical Information Bureau (MIB, Inc.) to furnish the above data to the Company or its reinsurers. I authorize the Company to release any such data to MIB, Inc. or as required by law. Notwithstanding any other provision in this form, the authorization to release data to the MIB, Inc. shall survive the termination of this form to the extent necessary to confirm, correct or update previously supplied data to the MIB, Inc. Data released may include results of my medical examination or tests requested by the Company. I understand that the data obtained by use of this authorization will be used by the Company to determine eligibility for insurance.

I have received a copy of the "Notice of Insurance Information Practices," which includes notice required by any Fair Credit Reporting Act. It also describes MIB, Inc. I agree that this authorization shall be valid for 30 months from the earlier of: (1) the date of this application, or (2) the date of my policy. I may revoke this authorization for information not then obtained. Such revocation must be in writing. It will not be effective until received at the Company's Home Office. I agree a photocopy of this authorization is as valid as the original. I have received a copy of this authorization.
--------------------------------------------------------------------------------
Proposed Insured (If age 15 or over) Spouse/Payor (If coverage is applied for)

--------------------------------------------------------------------------------
Parent (If Proposed Insured is under age 18 and Parent has not signed as Owner)

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--------------------------------------------------------------------------------
Owner(s) (If other than Proposed Insured) Title (If corporation, officer other than Proposed Insured)

------------------------------------------  ------------------------------------
-------------------------------------------------------------------------------
Owner(s) (If other than Proposed Insured)  Title (If corporation, officer other than Proposed Insured)

----------------------------------------- --------------------------------------
--------------------------------------------------------------------------------
Assignee or Irrevocable Beneficiary

--------------------------------------------------------------------------------
Signed at: City  State   Date   Agent/Broker/Licensed Representative License No.

-------------------------------------------------------------------------------
Cosignature by resident Agent/Broker/Lic. Rep., if applicable in your state

-------------------------------------------------------------------------------
Date         License No.

--------------------------------------------------------------------------------

AA 3328                       -- CONTINUED --                            Page 10


                                                 Life Insurance Conversion and
Mailing Address:             Principal Life      Guaranteed Purchase Option
Des Moines, IA 50392-0001    Insurance Company   Application

PART C - AGREEMENT/AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION
--------------------------------------------------------------------------------

("Company" means Principal Life Insurance Company)

AGREEMENT

Statements In Application: I represent that all statements in this application are true and complete and were correctly recorded before I signed my name below. I understand and agree that the statements in the application, including statements by the Proposed Insured in any medical questionnaire that becomes a part of this application, shall be the basis of any insurance issued. I also understand that misrepresentations can mean denial of an otherwise valid claim and rescission of the policy during the contestable period.

When Insurance Effective: Except as may be provided by the Conditional Receipt, I understand and agree that the Company shall incur no liability unless: (1) a policy issued on this application has been physically delivered to and accepted by the owner and any required premium paid; and (2) at the time of such delivery and payment, the person to be insured is actually in the state of health and insurability represented in this application, medical questionnaire, or amendment that becomes a part of this application; and (3) the Part D of the completed Tele-App interview or the Delivery Receipt form is signed by me and the Proposed Insured (if different than me) and dated at delivery. If these conditions are met, the policy is deemed effective on the Policy Date stated in the policy.

Limitation of Authority: I understand and agree that no agent, broker, licensed representative, telephone interviewer, or medical examiner has any authority to determine insurability, or to make, change or discharge any contract, or to waive any of the Company's rights. The Company's right to truthful and complete answers to all questions on this application and on any medical questionnaire that becomes a part of this application may not be waived. No knowledge of any fact on the part of any agent, broker, licensed representative, telephone interviewer, medical examiner or other person shall be considered knowledge of the Company unless such fact is stated in the application.

C.O.D. or Advance Premium Paid:
__  This application is C.O.D. or    __ I have  paid $__________________________
as an advance premium with this application which is no less than one month's advance premium. If money was paid, I have been given the Conditional Receipt. In return I have read, understand, and agree to its terms.

CONSENT TO BE INSURED BY EMPLOYER If your employer is the owner and beneficiary on this application: I agree to allow my employer to purchase insurance on my life. I understand that my employer will have all present and future rights of ownership and will also be the beneficiary of the policy. There is no obligation, on my part, to pay the policy premiums. I acknowledge that as an employee, the employer has an insurable interest in my life. I understand and agree that my administrators, estate, heirs and assignees have no rights to any policy proceeds. I further authorize my employer to increase the amount of insurance on my life in the future without another consent from me and without further notice to me as long as I am employed by the employer. I consent to and authorize my employer or its successors to continue to be the owner and beneficiary of this policy(s) indefinitely including after the end of my employment by the employer.

AUTHORIZATION I authorize any doctor, hospital, clinic, health care provider, pharmacy benefit manager, insurance (or reinsuring) company, consumer reporting agency, insurance agent, broker, licensed representative, or any other organization, institution or person having personal information (including physical, mental, drug or alcohol use history) regarding me or any named proposed insured, to provide to the Company, its representatives or reinsurers, any such data. I authorize the Company to conduct a telephone interview in connection with my application for insurance.

AA 3328                           CLIENT COPY                            Page 11
AUTHORIZATION (CONTINUED)
--------------------------------------------------------------------------------

I authorize the Medical Information Bureau (MIB, Inc.) to furnish the above data to the Company or its reinsurers. I authorize the Company to release any such data to MIB, Inc. or as required by law. Notwithstanding any other provision in this form, the authorization to release data to the MIB, Inc. shall survive the termination of this form to the extent necessary to confirm, correct or update previously supplied data to the MIB, Inc. Data released may include results of my medical examination or tests requested by the Company. I understand that the data obtained by use of this authorization will be used by the Company to determine eligibility for insurance.

I have received a copy of the "Notice of Insurance Information Practices," which includes notice required by any Fair Credit Reporting Act. It also describes MIB, Inc. I agree that this authorization shall be valid for 30 months from the earlier of: (1) the date of this application, or (2) the date of my policy. I may revoke this authorization for information not then obtained. Such revocation must be in writing. It will not be effective until received at the Company's Home Office. I agree a photocopy of this authorization is as valid as the original. I have received a copy of this authorization.

AA 3328                                                                  Page 12
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                                       Notice of Insurance Information Practices
--------------------------------------------------------------------------------
We appreciate your applying for insurance with our company. This notice explains our information practices. It describes the information we need, possible sources, reasons for collection and how your data is kept confidential. This notice also tells how we process your application. Please keep this notice for your records. The word "you" in this notice means the proposed insured.

Overview
Your insurance application contains specific personal questions about you and any named dependents. We need your answers to decide if you qualify for coverage. If you qualify, we determine the coverage for which you are eligible and the cost. This process, known as underwriting, takes into account factors such as physical and mental conditions, medical history, job, age, and hobbies. Underwriting makes it possible to keep rates fair.

Sources and Types of Information
You are the primary source of personal data. We may call you to verify data on your application, or to obtain more data. We may ask you about your age, medical history, job, income, habits, hobbies and other personal characteristics. We may contact other sources for personal data, including: (1) spouse, (2) roommate,
(3) accountant,  (4) lawyer, (5) employer,  (6) other persons who know you well,
(7) insurance companies to which you may have applied for insurance in the past and (8) MIB, Inc. We may also contact your doctor, hospital or other health care provider to clarify your medical history. We may ask that you have medical exams and tests.

Proper underwriting of your application may require use of an investigative consumer report. Upon written request we will tell you if a report is made. We will provide the name and address of any outside agency who prepares the report. We will also tell you the nature and substance of the report. It would contain the same types of information that we collect from the other sources listed above. This data may be obtained through interviews with you, your friends, neighbors and associates.

You may ask that you be interviewed if we request this report. Data collected and retained by a consumer reporting agency may be disclosed to other insurance companies having proper authorization.

Our Use of Information
We will attempt to keep your data confidential. It will be seen only by employees and agents of Principal Life Insurance Company who underwrite and administer your coverage. We may also provide data to: (1) MIB, Inc.; (2) other insurance companies, if you authorize release of the data to them; (3) our reinsurers, if needed to secure reinsurance; (4) federal and state agencies and others if required by law; (5) our research personnel (anonymously) to help market our products.

Access To Your Data
Upon your written request, we will provide you with the nature and scope of your personal data in our records. You must give us proper identification. We will respond to your first request within 30 days from the date of receipt. You may be charged a fee for any copies of your data. Medical data will be disclosed to a doctor of your choice, unless you instruct us to send the medical data directly to you. (Medical information received from doctors and other health care providers may be prohibited from redisclosure.) You have the right to see your nonmedical data and obtain a copy. You have the right to know the specific information leading to an adverse underwriting decision and the source of that information. You have the right to correct or amend any data in your file. Any request for correction or amendment must be in writing. If we agree with you, we will notify anyone we may have given such incorrect data. We will also delete data from your file if we agree it is incorrect. If we disagree with your correction or amendment, we will give you our reason. You may respond in writing listing the basis on which you dispute the correctness of the data. Your response will be added to your file.

Information obtained through consumer reporting agencies will be furnished to you according to the provisions of the Fair Credit Reporting Act. You have a right to see and obtain a copy of any report made.

Upon written request, we will tell you the name of any person to whom we may have given your data. You should direct all requests to: Underwriting, Principal Life Insurance Company, Des Moines, Iowa 50392-1620 (Telephone 1-800-247-9988, extension 76438).

MIB Pre-Notice
Information regarding your insurability will be treated as confidential. Principal Life Insurance Company or its reinsurers may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is P.O. Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

With your authorization, Principal Life Insurance Company, or its reinsurers, may also release information in its file to other insurance companies to whom you apply for life or health insurance, or to whom a claim for benefits may be submitted.

AA 3328

 Mailing Address:                 Principal Life           Life Insurance
 Des Moines, IA 50392-0001        Insurance Company        Conditional Receipt

(In this Receipt, "we", "us", "our", or "the Company" is Principal Life Insurance Company.)
--------------------------------------------------------------------------------
Name of Proposed Insured(s)

--------------------------------------------------------------------------------
Advance payment of:
$
--------------------------------------------------------------------------------
has been received this date as a premium deposit with the application bearing the same date as this Receipt.
--------------------------------------------------------------------------------
Agent/Broker/Licensed Representative                         Date of Receipt
                                                                 /    /
   -------------------------------------------------------  ----  ---  ----

AUTHORITY:
This Receipt is not a "binder." No agent, broker, licensed representative, medical examiner, or telephone interviewer may accept risks, determine insurability or bind the Company in any way. No agent, broker, or licensed representative may waive or change any terms of the Receipt, or of the policy(ies) applied for, or any other rights of the Company. The agent, broker, or licensed representative has NO AUTHORITY to accept any premium or to issue this Receipt if it is apparent that any Condition Precedent to coverage under this Receipt is not or cannot be satisfied. This Conditional Receipt shall be ineffective if issued without authority. Only the Home Office, and not the agent, broker, or licensed representative, has authority to modify any provisions of this Receipt.

The agent, broker, or licensed representative has NO AUTHORITY to issue this Receipt in cases where the applicable conversion privilege or purchase option is being exercised for the amount guaranteed by such conversion privilege or purchase option only, or less. This Receipt should be issued only in cases where the amount applied for is greater than such guaranteed amount.

INSURANCE PROVIDED:

If all of the Conditions Precedent set forth in this Receipt are fulfilled exactly, insurance under this Receipt takes effect on the Start Date. The Start Date is the date upon which all of our initial application requirements are completed. Our initial application requirements consist of full completion and signing of the application (Parts A and C, if using the telephone application process; Parts A, B, & C, if using the paper application process) and all necessary supplements, and any medical exams and tests required by our published rules. The amount of insurance provided by this Receipt is equal to the amount of insurance applied for less the amount of insurance guaranteed by the applicable conversion privilege or purchase option, subject to all the LIMITATIONS set forth in this Receipt. Any insurance provided by this Receipt ends on the Stop Date, which is the earliest of:
(a)  75 days after the Start Date;
(b) the date we mail the owner a premium refund and a notice that we will not consider the application on a prepaid basis;
(c) the date we mail the owner a premium refund and a notice that the amount applied for that is greater than the guaranteed amount will not be issued;
(d) the date a policy is presented to the owner (whether or not accepted by the owner).

This Receipt does not commit us to issue any policy. However, in determining whether to issue a policy and on what terms, we will consider no changes in a Proposed Insured's health or insurability occurring between the Start Date and the Stop Date. We have until the actual delivery of the policy to make this determination. If an event giving rise to a claim occurs at any time before physical delivery and acceptance of a policy by the owner, the claim will be considered solely under this Receipt even if a policy is issued. If any provision of this Receipt is unenforceable under state law, all other terms and conditions shall continue in full force and effect.

CONDITIONS PRECEDENT:
All the following conditions must be fulfilled exactly. Otherwise there is NO insurance under this Receipt and the Receipt is void:
1. On the Start Date, all Proposed Insureds must be insurable, as determined by our underwriters under our underwriting guidelines. If a condition affecting such insurability existed in fact on the Start Date, it shall be considered in the determination of insurability.
2. The premium deposit must be at least one full month's premium for the policy applied for.
3. The premium deposit must be paid at the time the application is signed, and this Receipt must be issued at the same time.
4. The premium deposit must be received in our Home Office and must be honored on first presentation for payment.
5. For exercise of the Advance Option Privilege under the Guaranteed Purchase Option rider, the application must be made within 90 days after (a) date of marriage of the proposed insured, (b) birth of a live-born child of the proposed insured, or (c) legal adoption of a child.

                                  --CONTINUED--

AA 3328
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LIMITATIONS
1. Except as limited by this Receipt, our liability is governed by the terms of the policy(ies) being applied for.
2. No death benefit is payable under this Receipt if the Proposed Insured dies by suicide while sane or insane. In such case, our sole liability shall be to pay the premium we received to the named beneficiary(ies).
3. No benefit is payable under this Receipt and this Receipt is void, if there is any incorrect, untrue, incomplete, or omitted statement of material fact in Part A, B, or C of the application, any supplemental form, or medical questionnaire that becomes a part of the policy. No knowledge of any fact on the part of any agent, broker, licensed representative, medical examiner, telephone interviewer or other person shall be considered knowledge of the Company unless such fact is stated in the application.
4. The total death benefit (including any accidental death benefit applied for) payable under this Receipt and all other Receipts that may be in effect with us is limited as follows:
     (a) If the Proposed Insured is insurable on a standard or more favorable basis - $1,000,000 or the amount of insurance provided by this receipt, whichever is less.
     (b) If the Proposed Insured is insurable on a basis less favorable than standard and:
          (i) the death of the Proposed Insured occurs prior to the Issue Date of the policy applied for and prior to the Stop Date - $100,000 or the amount of insurance provided by this receipt, whichever is less; or
          (ii) the death of the Proposed Insured occurs on or after the Issue Date of the policy applied for and prior to the Stop Date - $1,000,000 or the face amount of the policy dated and issued as an offer by us, whichever is less.
     (c) For Survivorship Life insurance, no death benefit will be paid under this Receipt unless both Proposed Insureds have died.

For purposes of this Receipt only, "Issue Date" means the date which all of our underwriting and administrative requirements to date and issue the policy applied for at the time of issuance of this Receipt are completed.

PREMIUMS:

If a policy is issued from the application bearing the same date as this Receipt and is accepted by the owner, we will apply the premium deposit to the first premium due for such additional coverage. If no policy is put into force but a benefit is paid under this Receipt, we will keep the earned portion of the premium deposit and refund the balance, if any. If no additional coverage is put into force and no benefit is paid under this Receipt, the premium deposit will be refunded.